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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS

           We consent to the incorporation by reference in the registration statements of Clean Harbors, Inc. on Form S-8 (Files No. 33-22638, No. 33-51452 and No. 33-60187) of our report dated
      February 5, 1997 on our audits of the consolidated financial statements and the financial statement schedule of Clean Harbors, Inc., which report is included in Item 8 of this Form 10-K.






                                                 Coopers & Lybrand L.L.P.
      Boston, Massachusetts
      March 27, 1997